EXHIBIT 10.1

                                   MERRILL LYNCH COMMERCIAL FINANCE CORP.
                                   222 North LaSalle Street
                                   17th Floor
                                   Chicago, Illinois 60601
[GRAPHIC OMITTED]
MERRILL LYNCH
                                   Anne Easter, Vice President
                                   TEL: (312) 499-3044


                                   November 19,2009

Orbit  International  Corp
80  Cabot  Court
Hauppauge, NY  11788

 Re:  Amendedment to Loan Documents


Dear Gentlemen:


This Amendment ("Amendment") is by and between MERRILL LYNCH COMMERCIAL FINANCE CORP. ("MLCFC") and Orbit International Corp. ("Customer") and will serve to confirm certain agreements with respect to the following documents:

     (i) WCMA LOAN AND SECURITY AGREEMENT NO. 885-07587 dated January 28, 2003 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended or amended (the " WCMA Loan Agreement");

     (ii) TERM LOAN AND SECURITY AGREEMENT dated April 4, 2005 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended or amended (the " Term Loan Agreement A");

    (iii) COLLATERAL INSTALLMENT NOTE dated April 4, 2005 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended or amended (the " Note A");

     (iv) TERM LOAN AND SECURITY AGREEMENT June 5, 2007 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended or amended (the " Term Loan Agreement B");

     (v) COLLATERAL INSTALLMENT NOTE dated April 4, 2005 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended or amended (the " Note B");

     (vi) TERM LOAN AND SECURITY AGREEMENT December 19, 2007 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended or amended (the " Term Loan Agreement C");

(vii) COLLATERAL INSTALLMENT NOTE dated April 4, 2005 by and between MLCFC and Customer, as thereafter supplemented, modified, renewed, extended or amended (the " Note B");

(viii) UNCONDITIONAL GUARANTIES (i) dated December 31, 2007 given to MLCFC by Integrated Consulting Services, Inc. and (ii) dated April 4, 2005 and June 5, 2007, given to MLCFC jointly by TDL Manufacturing, Inc., Tulip Development Laboratory, Inc., Orbit Instrument of California, and Behlman Electronics, Inc.(collectively, the "Business Guarantors" )

(ix) all other agreements between MLCFC and Customer, or any other party who at any time has guaranteed or provided collateral, or will hereinafter guarantee or provide collateral, for Customer's obligations to MLCFC in connection therewith (the "Additional Agreements")

For purposes of this Amendment, (i) Customer and Business Guarantors are collectively referred to as the "Obligors", and (ii) the WCMA Loan Agreement, Term Loan Agreement A, Note A, Term Loan Agreement B, Note B, Term Loan Agreement C, Note C, the Guaranties, and the Additional Agreements are collectively referred to as the "Loan Documents".

Capitalized terms used herein and not defined herein shall have the same meaning as set forth in the Loan Documents.

I.  LIMITED  WAIVER  OF  FINANCIAL  COVENANTS
---------------------------------------------

Obligors acknowledge that for the period ended September 30, 2009, they are in violation of the following covenants under the Loan Documents (the "Identified Defaults"):

       FIXED  CHARGE  COVERAGE  RATIO  COVENANT

       FUNDED  DEBT  TO  EBITDA  COVENANT

Obligors have requested, and, subject to the terms and conditions hereof, MLCFC has agreed to waive the default for the period ended September 30, 2009.

Nothing in this letter shall be construed as a waiver of any other term or condition of the Loan Documents, nor shall this letter be construed as a commitment on the part of MLCFC to waive any other term or condition set forth in the Loan Documents. This waiver is expressly limited to the covenant referenced above, for the period referenced above. In all other respects and except as expressly amended hereby, the terms and conditions of the Loan
Documents  remain  in  full  force  and  effect.

II.     AMENDMENT  TO  LOAN  DOCUMENTS.
        -------------------------------
A.  WCMA  LOAN  AGREEMENT. The WCMA Loan Agreement is hereby amended as follows:

1. Definitions. The following terms set forth in Subsection 1.1 entitled "Specific Terms" shall be amended and restated as follows:

"APPLICABLE MARGIN" shall be amended by deleting the percentage "3.50%" and inserting the percentage "4.00%" in lieu thereof.

"MAXIMUM WCMA LINE OF CREDIT" shall mean (X) prior to December 31, 2009, the lesser of: (A) $2,000,000.00 or (B) the sum of (i) 85% of the aggregate of Customer and Business Guarantors Eligible A/R , plus (ii) the lesser of (a) 50% of the aggregate of Customer and Business Guarantors raw materials Inventory as shown on its regular books and records or b) 500,000.00; and (Y) on and after December 31, 2009 the lesser of: A) $1,500,000.00 or (B) the sum of (i) 85% of the aggregate of Customers and Business Guarantors Eligible A/R , plus (ii) the lesser of (a) 50% of the aggregate of Customers and Business Guarantors raw materials Inventory as shown on its regular books and records or (b) 500,000.00.

For purposes hereof the term "Eligible A/R" shall mean the aggregate Accounts and Chattel Paper of Customer as shown on its regular books and records, excluding (i) Accounts over 90 days old from date of invoice, Chattel Paper with installments or other sums more than 60 days past due (90 days from invoice date), (ii) all amounts from any account debtor not having its principal place of business in the United States or not domiciled in the United States, (iii) Accounts and Chattel Paper and any other amounts directly or indirectly from any account debtor who is an affiliated entity of either Customer or any Business Guarantor, (iv) Accounts deemed as ineligible by MLCFC, (v) any bonded receivables, retainage, and (vi) and Accounts where the account debtor with respect to which is not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if such account debtor is the United States of America, or any department, agency or instrumentality thereof, the Federal Assignment of Claims Act of 1940, as amended, has been complied with in a manner satisfactory to MLCFC.
"MATURITY  DATE"  shall  mean  June  30,  2010.

1. 2. FIXED CHARGE COVERAGE RATIO. Subsection 3.3(i) entitled "Fixed Charge Coverage Ratio" shall be deleted in its entirety.

2. 3. OTHER COVENANTS. Subsection 3.3(h) entitled "Total Funded Debt to EBITDA" shall be amended and restated as follows and a new Subsection 3.3(i) entitled "Debt Service Coverage Ratio" shall be added as follows:

3.3(h) Total Funded Debt to EBITDA. Commencing December 31, 2009 and continuing quarterly on a trailing 12-month basis thereafter, the Consolidated Entities "Total Funded Debt to EBITDA" ratio shall not exceed 3.00 to 1.00.

For purposes hereof "Total Funded Debt to EBITDA" shall mean the ratio of (a) all debt for borrowed money including all outstandings (excluding unused availability) under any revolving credit facility, and including debt to MLCFC, to (b) income before interest (including payments in the natureof interest under capital leases) taxes, depreciation, amortization, and other similar non-cash charges; all as determined on a trailing 12month basis as set forth in the Consolidated Entities regular quarterly financial statements prepared in accordance with GAAP.

"3.3(i) Debt Service Coverage Ratio. Commencing the quarterly period ending December 31, 2009, the Consolidated Entities "Debt Service Coverage Ratio" shall exceed 1.50 to 1.00; and

On March 31, 2010 and continuing quarterly on a trailing 12-month basis the Consolidated Entities "Debt Service Coverage Ratio" shall at all times exceed
1.00  to  1.00."

For purposes hereof, "Debt Service Coverage Ratio" shall mean the ratio of (a) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation, amortization, and other similar non-cash charges, to (b) the sum of (i) any dividends and other distributions paid or payable to shareholders, any taxes paid in cash, and interest expense, plus (ii) any principal paid during the prior 12-month period and any rental under capital leases scheduled to be paid or accrued over the next 12-month period; all as determined on a trailing 12-month basis as set forth in the Consolidated Entities quarterly financial statements prepared in accordance with GAAP.

B.  Term  Loan  Agreement A. Term Loan Agreement A is hereby amended as follows:

1. 1. FIXED CHARGE COVERAGE RATIO. Subsection 3.3(m) entitled "Fixed Charge Coverage Ratio" shall be deleted in its entirety.

2. 2. OTHER COVENANTS. Subsection 3.3(l) entitled "Total Funded Debt to EBITDA" shall be amended and restated as follows and a new Subsection 3.3(m) entitled "Debt Service Coverage Ratio" shall be added as follows:

3.3(l) Total Funded Debt to EBITDA. Commencing December 31, 2009 and continuing quarterly on a trailing12-month basis thereafter, the Consolidated Entities "Total Funded Debt to EBITDA" ratio shall not exceed 3.00 to 1.00.

For purposes hereof "Total Funded Debt to EBITDA" shall mean the ratio of (a) all debt for borrowed money including all outstandings (excluding unused availability) under any revolving credit facility, and including debt to MLCFC, to (b) income before interest (including payments in the natureof interest under capital leases) taxes, depreciation, amortization, and other similar non-cash charges; all as determined on a trailing 12month basis as set forth in the Consolidated Entities regular quarterly financial statements prepared in accordance with GAAP.

"3.3(m) Debt Service Coverage Ratio. Commencing the quarterly period ending December 31, 2009, the Consolidated Entities "Debt Service Coverage Ratio" shall exceed 1.50 to 1.00; and

On March 31, 2010 and continuing quarterly on a trailing 12-month basis the Consolidated Entities "Debt Service Coverage Ratio" shall at all times exceed
1.00  to  1.00."

For purposes hereof, "Debt Service Coverage Ratio" shall mean the ratio of (a) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation, amortization, and other similar non-cash charges, to (b) the sum of (i) any dividends and other distributions paid or payable to shareholders, any taxes paid in cash, and interest expense, plus (ii) any principal paid during the prior 12-month period and any rental under capital leases scheduled to be paid or accrued over the next 12-month period; all as determined on a trailing 12-month basis as set forth in the Consolidated Entities quarterly financial statements prepared in accordance with GAAP.

C.  Note  A.  Note  A  is  hereby  amended  as  follows:

1.  DEFINITIONS.  The  defined  term  set forth as Subsection 1(a)(iii) entitled
"Interest  Rate"  shall  be  amended  as  follows:
1(a)

(iii) "Applicable Margin" shall be amended by deleting the percentage "3.50%" and inserting the percentage "4.00%" in lieu thereof.

D.  Term  Loan  Agreement B. Term Loan Agreement B is hereby amended as follows:

1. 1. FIXED CHARGE COVERAGE RATIO. Subsection 3.3(m) entitled "Fixed Charge Coverage Ratio" shall be deleted in its entirety.

2. 2. OTHER COVENANTS. Subsection 3.3(l) entitled "Total Funded Debt to EBITDA" shall be amended and restated as follows and a new Subsection 3.3(m) entitled "Debt Service Coverage Ratio" shall be added as follows:

3.3(l) Total Funded Debt to EBITDA. Commencing December 31, 2009 and continuing quarterly on a trailing12-month basis thereafter, the Consolidated Entities "Total Funded Debt to EBITDA" ratio shall not exceed 3.00 to 1.00.

For purposes hereof "Total Funded Debt to EBITDA" shall mean the ratio of (a) all debt for borrowed money including all outstandings (excluding unused availability) under any revolving credit facility, and including debt to MLCFC, to (b) income before interest (including payments in the natureof interest under capital leases) taxes, depreciation, amortization, and other similar non-cash charges; all as determined on a trailing 12month basis as set forth in the Consolidated Entities regular quarterly financial statements prepared in accordance with GAAP.

"3.3(m) Debt Service Coverage Ratio. Commencing the quarterly period ending December 31, 2009, the Consolidated Entities "Debt Service Coverage Ratio" shall exceed 1.50 to 1.00; and

On March 31, 2010 and continuing quarterly on a trailing 12-month basis the Consolidated Entities "Debt Service Coverage Ratio" shall at all times exceed
1.00  to  1.00."

For purposes hereof, "Debt Service Coverage Ratio" shall mean the ratio of (a) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation, amortization, and other similar non-cash charges, to (b) the sum of (i) any dividends and other distributions paid or payable to shareholders, any taxes paid in cash, and interest expense, plus (ii) any principal paid during the prior 12-month period and any rental under capital leases scheduled to be paid or accrued over the next 12-month period; all as determined on a trailing 12-month basis as set forth in the Consolidated Entities quarterly financial statements prepared in accordance with GAAP.

E.  Note  B.  Note  B  is  hereby  amended  as  follows:
    -------

1.  DEFINITIONS.  The  defined  term  set forth as Subsection 1(a)(iii) entitled
"Interest  Rate"  shall  be  amended  as  follows:
1(a)

(iii) "Applicable Margin" shall be amended by deleting the percentage "3.50%" and inserting the percentage "4.00%" in lieu thereof.

F.  Term  Loan  Agreement C. Term Loan Agreement C is hereby amended as follows:
1. 1. FIXED CHARGE COVERAGE RATIO. Subsection 3.3(n) entitled "Fixed Charge Coverage Ratio" shall be deleted in its entirety.

2. 2. OTHER COVENANTS. Subsection 3.3(m) entitled "Total Funded Debt to EBITDA" shall be amended and restated as follows and a new Subsection 3.3(n) entitled "Debt Service Coverage Ratio" shall be added as follows:

3.3(m) Total Funded Debt to EBITDA. Commencing December 31, 2009 and continuing quarterly on a trailing12-month basis thereafter, the Consolidated Entities "Total Funded Debt to EBITDA" ratio shall not exceed 3.00 to 1.00.

For purposes hereof "Total Funded Debt to EBITDA" shall mean the ratio of (a) all debt for borrowed money including all outstandings (excluding unused availability) under any revolving credit facility, and including debt to MLCFC, to (b) income before interest (including payments in the natureof interest under capital leases) taxes, depreciation, amortization, and other similar non-cash charges; all as determined on a trailing 12month basis as set forth in the Consolidated Entities regular quarterly financial statements prepared in accordance with GAAP.

"3.3(n) Debt Service Coverage Ratio. Commencing the quarterly period ending December 31, 2009, the Consolidated Entities "Debt Service Coverage Ratio" shall exceed 1.50 to 1.00; and

On March 31, 2010 and continuing quarterly on a trailing 12-month basis the Consolidated Entities "Debt Service Coverage Ratio" shall at all times exceed
1.00  to
1.00.

For purposes hereof, "Debt Service Coverage Ratio" shall mean the ratio of (a) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation, amortization, and other similar non-cash charges, to (b) the sum of (i) any dividends and other distributions paid or payable to shareholders, any taxes paid in cash, and interest expense, plus (ii) any principal paid during the prior 12-month period and any rental under capital leases scheduled to be paid or accrued over the next 12-month period; all as determined on a trailing 12-month basis as set forth in the Consolidated Entities quarterly financial statements prepared in accordance with GAAP.

G.  Note  C.  Note  C  is  hereby  amended  as  follows:

1.  DEFINITIONS.  The  defined  term  set forth as Subsection 1(a)(iii) entitled
"Interest  Rate"  shall  be  amended  as  follows:
1(a)

(iii) "Applicable Margin" shall be amended by deleting the percentage "3.50%" and inserting the percentage "4.00%" in lieu thereof.

III.  Other  Agreements.

Audit/Appraisal. If the Obligations owed under the Loan Documents are not refinanced by another lender on or before March 31, 2010, Customer shall, at its own expense, permit a field examination of Customers and Business Guarantors books, records and/or property and an appraisal of Customers and Business Guarantors machinery and equipment to commence no later than April 19, 2010. The results of such examination shall be acceptable to MLCFC in its sole discretion,

Covenant  Waiver  Fees.
----------------------

..     (i) To induce MLCFC to grant a waiver of the Identified Defaults and enter into this Amendment, Customer shall, contemporaneously with the execution of this Amendment, pay MLCFC a covenant waiver fee in the amount of Fifteen
Thousand Dollars 00/100 ($15,000.00), ("Covenant Waiver Fee"). The Covenant Waiver Fee shall be drawn on a non-Merrill Lynch bank account and shall be deemed fully earned by MLCFC upon receipt.

..     (ii) To induce MLCFC to grant a waiver of the Identified Defaults and enter into this Amendment, Customer agrees to provide MLCFC with a commitment letter from another lender on or before February 28, 2010 to finance the outstanding indebtedness under the Loan Documents (the "Take-Out Commitment"). Such commitment letter shall be sent to the attention of Anne Easter via fax no.
(312) 499-3252 or e-mail at anne.m.easter@baml.com.

In the event Customer fails to provide a Take-Out Commitment on or before such date there shall be due an additional fee of $35,000.00. Such fee shall be drawn on a non-Merrill Lynch bank account and shall be deemed fully earned at 5:00 PM central time on February 28, 2010.

Customer and Guarantor hereby confirm that (a) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof and on the effective date; (b) neither Customer nor Guarantor have any claim against MLCFC arising out of or in connection with the Loan Documents or any other matter whatsoever; and do each hereby release and forever discharge MLCFC and their parents, and affiliates of and from any and all causes of action, claims, or demands whatsoever, in law or in equity arising from the conduct of MLCFC.

By their execution of this Amendment, the below-named Guarantors do hereby consent to the foregoing amendment to the Loan Documents, and agree that the obligations under the Guaranty shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Although each of the undersigned Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, such Guarantor understands that MLCFC has no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor's acknowledgment or agreement to future consents, waivers or amendments, and nothing herein shall create such a duty.

This Amendment shall become effective upon execution and delivery by Obligors of the executed document together with the following, provided however, if the Effective Date of this Amendment has not occurred within five (5) Business Days from the date hereof, then this Amendment will, at the sole option of MLCFC, be void and no effect.


                            SIGNATURE PAGES FOLLOW:
Very  truly  yours,

MERRILL  LYNCH  COMMERCIAL  FINANCE  CORP.



By:  /s/  Anne  Easter
    -------------------
    Anne  Easter
    Vice  President


Accepted:

ORBIT  INTERNATIONAL  CORP.

By:  /s/  Dennis  Sunshine
     ---------------------

Name:  Dennis  Sunshine

Title: President, CEO


Approved:

INTEGRATED  CONSULTING  SERVICES,  INC.

By: /s/  Kenneth J. Ice
    -------------------------
    Kenneth J. Ice, President

By: /s/  Julie A. McDearman
    -------------------------
    Julie A. McDearman, Secretary


TDL  MANUFACTURING,  INC.

By: /s/  Mitchell  Binder
    -----------------------
    Mitchell  Binder, Vice President

By: /s/  David Goldman
    -----------------------
    David Goldman, Controller


TULIP  DEVELOPMENT  LABORATORY,  INC.

By: /s/  Mitchell  Binder
    ----------------------
    Mitchell Binder, Vice President

By: /s/  David Goldman
    ----------------------
    David Goldman, Controller


ORBIT  INSTRUMENT  OF  CALIFORNIA,  INC.

By: /s/  Mitchell  Binder
    ----------------------
    Mitchell Binder, Vice President

By: /s/  Dennis Sunshine
    ----------------------
    Dennis Sunshine, President



BEHLMAN  ELECTRONICS,  INC,

By: /s/  Mark  Tublisky
    -------------------
    Mark  Tublisky, President

By: /s/  Mitchell Binder
    -------------------
    Mitchell Binder, Vice President